Grand Court Lifestyles, Inc.
                           Case Number: O0-32578(NLW)
                         Reporting Period: December 2000

                            MONTHLY OPERATING REPORT

-----------------------------------------------------------------------------------------------------------------------
                                                                       Form               Document         Explanation
REQUIRED DOCUMENTS                                                      No                Attached           Attached
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                              MOR-1                 X
-----------------------------------------------------------------------------------------------------------------------
 Bank Reconciliation                                                   MOR-1(CONT)           X
-----------------------------------------------------------------------------------------------------------------------
 Copies of bank statements                                                                   X
-----------------------------------------------------------------------------------------------------------------------
 Cash disbursement journals (attached to bank reconciliations)                               X
-----------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                 X
-----------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                 X
-----------------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                          MOR-4
-----------------------------------------------------------------------------------------------------------------------
 Copies of IRS Form 6123 or payment receipt                                                  X
-----------------------------------------------------------------------------------------------------------------------
 Copies of tax returns filed during reporting period                                         X
-----------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                                  MOR-4
-----------------------------------------------------------------------------------------------------------------------
 Listing of aged accounts payable                                                            X
-----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                             MOR-5                N/A
-----------------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                                   MOR-5                 X
-----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                                       1/17/01
---------------------------------------------------              -----------
Signature of Debtor                                                Date


/s/ Catherine V. Merlino CFO                                       1/17/01
---------------------------------------------------              -----------
Signature of Authorized Individual                                 Date


/s/ Catherine V. Merlino CFO                                       1/17/01
---------------------------------------------------              -----------
Signature and name of Authorized Individual                        Date

Case Number 00-32578(NLW)

                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                      December 1, 2000 - December 31, 2000

                                       -------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                       -------------------------------------------------------------------              Cumulative
                                                                                          Real               Current      filing
                                           (1)        Payroll    Payroll  Multi-family   Estate    Rental    Period       to date
                                        Operating      Boca     Fort Lee  Sales-Escrow    Tax      Agency    Actual       Actual
                                       --------------------------------------------------------------------------------------------
Cash 12/1/00                            1,209,300       2,018     24,961    3,304,365    93,729    27,816   4,662,189     2,998,777
                                       ============================================================================================
Cash Receipts

Transfer to/from DIP accounts                                                                                       0             0
Transfer (from DIP accounts)              386,000     147,000    220,000                                      753,000     8,311,174
Management fees                           137,662                                                             137,662       801,980
Bookkeeping fees                          105,250                                                             105,250       559,000
General Partner fees                       51,250                                                              51,250     1,126,298
Sterling National Bank (2)                                                                                          0        (5,981)
Vendor refunds & expense reimbursments      8,520                                                               8,520       320,678
Notes, loans & other receivables            6,273                                                               6,273     2,092,577
Interest income                            14,469                                                              14,469       408,739
Construction funding reimbursements                                                                                 0        73,376
Return of earnest money                                                                                             0        23,739
Lucinal Contribution                                                                                                0       261,557
Multi-family Sales                                                            306,900                         306,900     3,567,305
Interest Income-Bankruptcy                  1,786                               6,514       176        52       8,528        54,228
                                       --------------------------------------------------------------------------------------------

Total Receipts                            711,210     147,000    220,000      313,414       176        52   1,391,852    17,594,760
Cash Disbursements

Net Payroll and related taxes
 and expenses                                        (146,211)  (238,056)                                    (384,267)   (3,674,804)
Insurance                                 (42,872)                                                            (42,872)     (530,803)
Administrative                           (169,672)                  (749)                                    (170,421)   (1,461,574)
Taxes                                      (1,265)                                                             (1,265)     (172,986)
Other (see attached schedule)             (54,460)                                                            (54,460)   (1,190,821)
Transfers (to DIP accounts)              (753,000)                                                           (753,000)   (8,311,174)
Restructuring Costs                       (76,991)                                                            (76,991)     (661,769)
US Trustee Quarterly Fees                                                                                           0       (18,750)
                                       --------------------------------------------------------------------------------------------

Total Cash Disbursements               (1,098,260)   (146,211)  (238,805)           0         0         0  (1,483,276)  (16,022,681)
                                       --------------------------------------------------------------------------------------------

Net Cash Flow                            (387,050)        789    (18,805)     313,414       176        52      (91,424)   1,571,989
                                       -------------------------------------------------------------------------------------------

Cash December 31, 2000                    822,250       2,807      6,156    3,617,779    93,905    27,868    4,570,766    4,570,766
                                       ===========================================================================================


Calculating Trustee Quarterly Fees from Current Month Actual

                                                                    Total
                                                                 Disbursements
                                                                  -----------

Total Disbursements                                                 1,483,276
Less Transfers to Debtor in Possession accounts                      (753,000)
Plus Estate Disbursements made by outside sources                           0
                                                                  -----------
                                                                      730,176
                                                                  ===========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
December 1, 2000 - December 31, 2000

Disbursements-Other

Property Funding-operations                                        31,761.00 (1)
Property Funding-Insurance                                         22,699.00 (2)
                                                                   ---------

                                                                   54,460.00
                                                                   =========

(1) Amount represents total advanced by debtor to four senior living properties for payment of utilities and general operations.

(2) Amount represents total advanced to three senior living properties to pay insurance premiums.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
December 31, 2000

Beginning Balance @12/01/00                                          20,453.13

Add: Cash Receipts                                                  753,000.00
Less: Cash Disbursements                                           (752,904.25)
                                                                   -----------
Book Balance @12/31/00                                               20,548.88

Less: Deposits and transit
Add: Outstanding Checks                                             120,507.72
                                                                   -----------
Bank Balance @12/31/00                                              141,056.60
                                                                   ===========

CHASE CHECKING ACCOUNT
CASH RECEIPTS
December 31, 2000

      Deposit                                                         Deposit
        Date                          Description                      Amount
-------------------------------------------------------------------------------

       12/1/00       Transfer from Chase money market acct.          77,000.00
       12/5/00       Transfer from Chase money market acct.         250,000.00
       12/6/00       Transfer from Chase money market acct.          75,000.00
      12/11/00       Transfer from Chase money market acct.          35,000.00
      12/15/00       Transfer from Chase rental agency acct.         55,000.00
      12/19/00       Transfer from Chase money market acct.         145,000.00
      12/26/00       Transfer from Chase money market acct.          83,000.00
      12/28/00       Transfer from Chase money market acct.          33,000.00
                                                                  ------------
                                                                    753,000.00
                                                                  ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
December 31, 2000

Beginning Balance @12/01/00                                        1,188,843.18

Add:  Cash Receipts                                                  365,857.65
Less: Cash Disbursements                                            (753,000.00)

Book Balance @12/31/00                                               801,700.83

Less: Deposits in Transit-                                           (12,178.27)
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @12/31/00                                               789,522.56
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
December 31, 2000
                                                                       GCL
                                                                  -------------
Albuquerque                                        12/5                3,542.64
Caton                                              12/5               22,534.08
Rent-sublease                                      12/6                7,355.00
Supervisory Fees                                   12/6               51,250.00
GP Fees                                            12/6               60,250.00
Management fees                                    12/6               67,488.69
Management fees                                    12/6                7,706.79
Management fees                                    12/6               38,843.76
Bookkeeping Fees                                   12/6               45,000.00
Tax refund                                         12/13                  20.00
Postdate                                           12/14                 200.00
Caton                                              12/15              10,758.55
Cash Surplus                                       12/15               4,820.87
Tax refund                                         12/21                  20.00
Management fees                                    12/29              23,622.75
Reimburse Fed-Ex                                   12/29               8,480.24
Cash Surplus-DIT                                   12/29              12,178.27
Interest Income                                    12/31               1,786.01
                                                                  -------------
                                                                     365,857.65
                                                                  =============

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
December 31, 2000

                      Vendor                                                            Check
   Check No             Name                        Reference                            Date              Amount
-----------------------------------------------------------------------------------------------------------------
  Debit          Grand Court        Transfer to Chase Business Checking Acct.           12/1/00            77,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.           12/5/00           250,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.           12/6/00            75,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.          12/11/00            35,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.          12/15/00            55,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.          12/19/00           145,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.          12/26/00            83,000
  Debit          Grand Court        Transfer to Chase Business Checking Acct.          12/28/00            33,000
                                                                                                         --------
                                                                                                          753,000
                                                                                                         ========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
Bank Atlantic-Boca Payroll

                                                                                                  2000
                                                                                                December
BOOK BAL BEGINNING                                                                              2,018.44

CR - PER G/L
                                                                  WT fm Chase                  80,000.00
                                                                  WT fm Chase                   2,000.00
                                                                  WT fm Chase                  65,000.00
CD-PAYROLL-per ADP sheets                                           12/8/00                   (77,365.08)
                                                                    12/22/00                  (65,268.54)

401-k transfer                                                      12/8/00                    (2,025.10)
401-k transfer                                                      12/22/00                   (1,435.66)
401-k transfer
Garnishments                                                        12/8/00                      (300.00)
Garnishments                                                        12/22/00                     (300.00)
Garnishments
Other CD
Manual check-included in prior month CD                           ck#1033                         498.33
Manual check-included in prior month CD
CD-S/C                                                                                            (14.84)

BOOK BAL ENDING                                                                                 2,807.55
                                                                                               =========
DIT:

O/S:
                                                                  401K transfer                 1,435.66
                                                                  ck#2930                         273.90
                                                                  ck#2949                         898.57

                                                                                                2,608.13

BANK BALANCE                                                                                    5,415.68
                                                                                               =========

Per Bank Statement                                                                              5,415.68

                                                                                                   (0.00)

GRAND COURT LIFESTYLES, Inc.
PAYROLL BANK RECONCILIATION

                                                                                                          Dec
                                                                                                         2000
BOOK BAL BEGINNING                                                                                     24,962.31

CR - PER G/L                                                       WT fm Chase                         95,000.00
                                                                   WT fm Chase                         45,000.00
                                                                   WT fm chase                         80,000.00

CD-PAYROLL-per ADP sheets                                            12/8/00                          (99,904.63)
                                                                     12/22/00                         (46,659.52)

Health insurance                                                   ck#1256                             (3,028.48)

Payroll taxes                                                        12/8/00                          (50,646.75)
Payroll taxes                                                        12/8/00                          (30,686.08)
Payroll taxes                                                        12/22/00                         (22,294.04)
Payroll taxes                                                        12/22/00                         (25,916.08)
Payroll taxes
Payroll taxes
Garnishments                                                       ck#1254                             (1,311.50)
Garnishments                                                       ck#1255                             (1,311.50)
Garnishments
Other CD
Manual check-included in prior month CD                            McGrath                             23,620 05
Manual check-included in prior month CD                            ck#1242, 43, 4                      20,084.20
Manual check-not included in ADP
Voided cks per ADP included in prior month
Voided cks per ADP included in prior month
Voided checks not yet in ADP
Voided checks not yet in ADP
voided checks not yet in ADP
Voided checks not yet in ADP
safety deposit box
Other-ADP charges                                                  JUK Amended                           (197.38)
Other-ADP charges                                                  11/24 JDZ                             (113.46)
Other-ADP charges                                                  11/24 JDZ                              (15.00)
Other-ADP charges                                                  12/11 JUK                              (13.75)
Other-ADP charges                                                  12/15 JDZ                             (172.00)
Other-ADP charges                                                  12/29 JUK                             (121.31)
                                                                   12/29 JUK                              (68.66)
CD-S/C                                                                                                    (50.05)

BOOK BAL ENDING                                                                                         6,156.37

DIT

0/S:                                                               ck#3092                              1,211.22

Total Outstanding Checks                                                                                1,211.22

BANK BALANCE                                                                                            7,367.59

Per Bank Statement                                                                                      7,367.59

                                                                                                           (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
December 31, 2000

Beginning Balance @12/01/00                                         3,304,364.65

Add:  Cash Receipts-sale proceeds                                     306,900.00
Add:  Cash Receipts-interest income                                     6,514.39
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @12/31/00                                              3,617,779.04
                                                                    ============

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @12/31/00                                              3,617,779.04
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
December 31, 2000

Beginning Balance @12/01/00                                            93,730.33

Add:  Cash Receipts-Interest Income                                       175.55
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @12/31/00                                                 93,905.88

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @12/31/00                                                 93,905.38
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
December 31, 2000

Beginning Balance @12/01/00                                            27,815.62

Add:  Cash Receipts                                                        52.10
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @12/31/00                                                 27,867.72

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @12/31/00                                                 27,867.72
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                      December 1, 2000 - December 31, 2000

                                                                 Cumulative Filing
                                                    12/31/00          to Date
                                                  --------------------------------
Revenues:
Management Fee Income                                  139,712        1,963,988
General Partner Fees                                    23,250          246,895
Interest Income                                        858,401        8,831,314
Deferred Profit Earned                                  44,764          470,619

                                                  -----------------------------

Total Revenues                                       1,066,127       11,512,816

Administrative Expenses:

Travel                                                   7,114           42,897
Telephone                                               15,336          165,742
Federal Express                                          3,861           26,557
Postage                                                      0           28,031
Office Supplies & Expense                               21,716          111,519
Outside Storage                                          1,722           15,646
Miscellaneous                                                0           33,521
ADP                                                        702            6,153
Legal & Accounting                                      77,696           91,218
Licenses & Filing Fees                                   2,058           26,228
Recruitment                                                  0            8,792
Printing                                                   176            8,407
Caton Expenses                                           5,531          108,787
Rent                                                    56,293          540,222
Computer Equipment Maintenance                           8,647          118,667
Insurance                                               35,392          391,463
Equipment Leases                                         9,831           71,592
Office Salaries and expenses                           374,663        3,548,117
Director's Fees                                              0            9,500
Interest                                                   685           25,189
Corporate Taxes                                              0           99,828
Amortization                                           125,328          293,197
                                                  -----------------------------

Total Administrative Expenses                          746,751        5,771,273
                                                  -----------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)               2,454,880       26,483,987
                                                  -----------------------------

Total Expenses                                       3,201,631       32,255,260
                                                  -----------------------------

Net Loss Before Reorganization Expenses             (2,135,504)     (20,742,442)
                                                  -----------------------------

Restructuring Expenses:
Administrative fees                                          0         (121,746)
Professional fees                                     (730,759)      (1,922,724)
US Trustee Quarterly Fees                                    0          (18,750)
Interest Earned on Accumulated Cash
    from Chapter 11                                      8,528           54,230
                                                  -----------------------------

Total Reorganization Expenses                         (722,231)      (2,008,990)
                                                  -----------------------------

   Net Income(Loss)                                 (2,857,735)     (22,751,432)
                                                  =============================

(1) Net loss due to loss of properties for the month of December represents:

Write off of multi-family receivables relating to two properties
that may be lost due to foreclosure                                    2,454,880
                                                                      ==========

There are two additional multi-family properties that may be lost through foreclosure in the near future. The partnerships which own these properties are in the process of attempting to sell these properties but are unable to determine whether such sales will occur or at what price.

There are eleven senior living properties that are currency in default of their mortgages.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                December 31, 2000

                                                   Book Value        Book Value
                                                   at end of         on Petition
                                                      Month             Date
                                                 ------------------------------
Assets:
Cash                                                 4,570,766        2,998,777
Notes & Receivables                                195,899,522      227,986,234
Investments                                         15,611,093       16,099,729
Construction in Progress                               715,940          739,486
Furniture & Equipment-net                              580,353        4,658,158
Other Assets                                        18,151,048       18,526,143
                                                 ------------------------------
Total Assets                                       235,528,722      271,008,527
                                                 ==============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       356,496          549,781
Professional Fees                                    1,475,014               --
                                                 ------------------------------
Total Post-Petition Liabilities                      1,831,510          549,781
                                                 ------------------------------
Deferred income                                     56,660,733       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       106,033,881      106,385,512
Priority Debt                                          215,838          486,635
Unsecured Debt                                      83,996,650       84,197,250
                                                 ------------------------------
Total Pre-Petition Liabilities                     190,246,369      191,069,397
                                                 ------------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,190,813)     (57,190,813)
Net (loss) for period                              (29,967,854)      (7,216,422)
                                                 ------------------------------
Total Stockholders' Equity                         (13,209,890)       9,243,948
                                                 ------------------------------
Total Liabilities & Stockholders' Equity           235,528,722      271,008,527
                                                 ==============================

                           Case Number: 00-32578(NLW)
                       Reporting Period: Month of December
                          Status of Postpetition Taxes
                                 Fort Lee office

                                Beginning          Amount                                                                 Ending
                                   Tax            Withheld           Amount            Date                Check No         Tax
                                 Liability       or Accrued           Paid             Paid                 or EFT      Liabilities
                              -----------------------------------------------------------------------------------------------------
Federal

Withholding                          684           43,654           44,338        12/7,12/22              see attached
FICA-Employee                        329            6,166            6,495        12/7,12/22              see attached
FICA-Employer                        329            6,166            6,495        12/7,12/22              see attached
Unemployment                           0               56               56
Income                                 0
Other:                                 0
                              -----------------------------------------------------------------------------------------------------
   Total Federal Taxes             1,341           56,042           57,384                        0                         0
                              -----------------------------------------------------------------------------------------------------

State & Local

Withholding                            0           15,043           15,043        12/7,12/22              see attached
Sales
Excise
Unemployment                           0              514              514        12/7,12/22              see attached
Real Property
Personal Property
Other
                              -----------------------------------------------------------------------------------------------------
   Total State & Local                 0           15,557           15,557                        0                         0
                              -----------------------------------------------------------------------------------------------------

 Total Taxes                       1,341           71,599           72,941                        0                         0
                              =====================================================================================================

                            case Number 00-32578(NLW)
                       Reporting Period: Month of December
                          Status of Postpetition Taxes
                                   Boca Office

                                    Beginning          Amount                                                             Ending
                                       Tax            Withheld        Amount             Date                Check No       Tax
                                    Liability        or Accrued        Paid              Paid                 or EFT    Liabilities
                              -----------------------------------------------------------------------------------------------------
Federal

Withholding                        (1,145)             37,295          37,295         12/7,12/22             see attached
FICA-Employee                            0              9,613           9,613         12/7,12/22             see attached
FICA-Employer                        (296)              9,613           9,613         12/7,12/22             see attached
Unemployment                             0                 26              26         12/7,12/22             see attached
Income                                   0
Other:                                   0
                              -----------------------------------------------------------------------------------------------------
    Total Federal Taxes            (1,441)             56,547          56,547                          0                       0
                              -----------------------------------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                                               58              58         11/9,11/24             see attached
Real Property
Personal Property
Other
                              -----------------------------------------------------------------------------------------------------
   Total State & Local                   0                 58              58                          0                       0
                              -----------------------------------------------------------------------------------------------------

 Total Taxes                       (1,441)             56,605          56,605                          0                       0
                              =====================================================================================================

Case Number: 00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: December 2000

                                                                                     Number of Days Past Due
                               Current             0-30             31-60             61-90          Over 90         Total
                              ---------------------------------------------------------------------------------------------
Accounts Payable                                  25,652            4,067               108           24,621         54,449
Accrued expenses                11,807                                                                19,805         31,612
Taxes Payable                   24,014                                                                               24,014
Other                          196,242             8,757                              3,920           37,502        246,421
                              ---------------------------------------------------------------------------------------------

Total Post Petition Debts      232,063            34,409            4,067             4,028           81,928        356,496
                              =============================================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 12/31/00

ACCOUNTS PAYABLE SUB-LEDGER                                           25,287.03

Add:                                                                       0.00
Less: Jan invoices included @ 12/31/00                                  (559.72)
                                                                      ---------

Accounts Payable Balance per G/L @12/31/00                            24,727.31
                                                                      =========

GRANDCOURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 12/31/00

ACCOUNTS PAYABLE SUB-LEDGER                                           34,458.38

Add:                                                                       0.00
Less: Jan invoices included @ 12/31/00                                (4,737.05)
                                                                      ---------

Accounts Payable Balance Per G/L @12/31/00                            29,721.33
                                                                      =========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            case Number 00-32578(NLW)
                        Reporting Period - December 2000

Debtor Questionaire
                                                                    Yes      No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If yes,
      provide an explanation below.                                  X

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed? If
      no, provide an explanation below.                              X

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no, provide
      an explanation below.                                          X

--------------------------------------------------------------------------------

Explanation to question 1:

Write off of multi-family receivables relating to two properties that may be lost due to foreclosure.